                                                                     EXHIBIT T3F


                    TRUST INDENTURE ACT CROSS-REFERENCE TABLE



       Trust Indenture
       Act Section                                                      Indenture Section
        310(a)(1)....................................................          7.10
           (a)(2)....................................................          7.10
           (a)(3)....................................................          N.A.
           (a)(4)....................................................          N.A.
           (a)(5)....................................................          7.10
           (b).......................................................          7.10
           (c).......................................................          N.A.
        311(a).......................................................          7.11
           (b).......................................................          7.11
           (c).......................................................          N.A.
        312(a).......................................................          2.05
           (b).......................................................          12.03
           (c).......................................................          12.03
        313(a).......................................................          7.06
           (b)(1)....................................................          10.03
           (b)(2)....................................................        7.06;7.07
           (c).......................................................       7.06;13.02
           (d).......................................................          7.06
        314(a).......................................................       4.03;13.05
           (b).......................................................          10.02
           (c)(1)....................................................          13.04
           (c)(2)....................................................          13.04
           (c)(3)....................................................          N.A.
           (d).......................................................   10.03, 10.04, 10.05
           (e).......................................................          13.05
           (f).......................................................          N.A.
        315(a).......................................................          7.01
           (b).......................................................       7.05,13.02
           (c).......................................................          7.01
           (d).......................................................          7.01
           (e).......................................................          6.11
        316(a) (last sentence).......................................          2.09
           (a)(1)(A).................................................          6.05
           (a)(1)(B).................................................          6.04
           (a)(2)....................................................          N.A.
           (b).......................................................          6.07
           (c).......................................................       2.12; 9.04
        317(a)(1)....................................................          6.08
           (a)(2)....................................................          6.09
           (b).......................................................          2.04
        318(a).......................................................          13.01
           (b).......................................................          N.A.
           (c).......................................................          13.01

N.A. means not applicable.